EXHIBIT 32.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                           OF MEXCO ENERGY CORPORATION
                          PURSUANT TO 18 U.S.C. ss.1350


In connection with the accompanying report on Form 10-Q for the period ended September 30, 2004 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas C. Taylor, Chief Executive Officer of Mexco Energy Corporation (the "Company"), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Nicholas C. Taylor
                                                   -----------------------
                                                   Nicholas C. Taylor
                                                   Chief Executive Officer
                                                   November 9, 2004


This certification is made solely pursuant to 18 U.S.C. Section 1350, and not for any other purpose. A signed original of this written statement required by
Section 906 will be retained by Mexco Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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